ANNUAL REPORT
December 31, 2001





                              THE SALOMON BROTHERS
-------------------------------------------------------------------------------
                                    FUND INC

Shareholder Letter

Dear Shareholders:

We are pleased to provide you with the annual report for The Salomon Brothers Fund Inc ("Fund") for the year ended December 31, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

INVESTMENT OBJECTIVE AND PERFORMANCE UPDATE

The Fund owns stocks in large-capitalization companies, which typically have a market capitalization of over $10 billion. We own a mixture of growth and value stocks. The overall valuation of the Fund will be similar to that of the market, or modestly cheaper.

For the year ended December 31, 2001, the Fund returned a negative 10.98% based on net asset value ("NAV"). In comparison, the Standard & Poor's 500 Index ("S&P 500") 1 returned a negative 11.88% for the same period. For the same period, the Fund's return based on market value was negative 21.20%. Past performance is not indicative of future results.

SPECIAL SHAREHOLDER NOTICE -- DIVIDEND POLICY

The primary goal of the Fund is long-term appreciation. In the course of seeking to achieve this objective, the Fund will periodically adjust portfolio holdings and, in the process, generally realize capital gains. These gains are, in turn, distributed as dividends. The timing and magnitude of these distributions are a function of the amount of portfolio turnover and the strength of the market. The Fund hopes to pay dividends every year, but does not, as a practice, generate portfolio sales in order to pay dividends.

MARKET OVERVIEW AND FUND HIGHLIGHTS

The fourth quarter of 2001 ended a volatile year on an up note; the first and third quarters of 2001 saw sharp declines in the U.S. stock market, while the second and fourth quarters rose smartly. For the year, the S&P 500 fell 11.88%, the second consecutive yearly decline.

Economic fundamentals seemed to stabilize in the fourth quarter. Consumer confidence started to creep up in November and December. Retail sales were a little better than expected, especially at the discount store and consumer electronics chains. Auto sales in October were the highest ever, driven by zero rate financing. November and December levels fell off, but remained robust. Housing sales fell off only slightly from the cyclical peak levels a year earlier.

Technology companies consistently reported that November sales improved sequentially over October. The PC (personal computer) companies had the most encouraging reports in the sector, while the telecommunications suppliers had the weakest.

The bond market seemed to feel that economic fundamentals were improving. Long rates and mortgage rates began to rise as the U.S. Federal Reserve Board ("Fed") lowered key short-term interest rates 11 times this year, bringing the federal funds rate ("fed funds rate") 2 to a 40-year low of 1.75% at year-end. Bond prices suffered throughout November and December as better economic news emerged. In our opinion, mortgage rates and long bond rates need to be monitored carefully in 2002, as further increases could temper an economic recovery.

Fed Chairman Alan Greenspan's valuation model for the stock market, which compares the earnings yield of the market to the long-term U.S. bond rate, indicates that the market is overvalued by about 10%.

For the year, performance was helped by stock picks in the consumer cyclical, transportation, basic materials, real estate, utilities, and healthcare sectors, and hurt by the financial, communications and consumer staples sectors. The Fund's performance was enhanced by its positions in SPX Corp., Federated Department Stores, Inc., Canadian National Railway Co. and Costco Wholesale Corp. However, positions in BEA Systems, Inc., the Bank of New York Co., Inc., and Safeway Inc. detracted from Fund performance during the year.

The Fund's overweight in cyclical stocks, other than capital goods, greatly helped returns. The Fund had a

-----------------
1 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate indicates the direction of U.S. interest rates.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  1
big, successful bet on the retail sector. Our one holding in the transportation sector, Canadian National Railway Co., up 65%, was one of the top ten stocks on the New York Stock Exchange in 2001. Alcoa Inc., PolyOne Corp. and OM Group Inc. were strong performers for the Fund in the basic materials sector.

The Fund's performance was also helped by overweights in hospitals (HCA Inc.), medical devices (Biomet, Inc.), and generic drugs (Teva Pharma ceutical Industries Ltd.) offset by an underweight in ethical pharmaceuticals.

Technology stocks were the worst performing sector for the Fund and for the market. However, the Fund had a lesser weighting in the sector than did the market, and the Fund's technology holdings performed better than the market's.

The Fund's performance was hurt by poor security selection in the financial sector. Comerica Inc. surprised us with the deterioration in its credit quality. Bank of New York was the poorest performer in the group, on fears of the weaker stock market hurting near-term earnings growth. We believe that the longer-term story is intact, and added to Bank of New York on weakness. Bank of New York was a strong performer in the fourth quarter of 2001.

FUND OUTLOOK

We believe that the terrorist attack, and the Fed's additional 175 basis points 3 of interest rate cuts will likely make the U.S. economic recovery more of "V"- than -"U-shaped." We have more aggressively positioned the Fund, in anticipation of a better economy in 2002.

We plan to avoid or underweight technology stocks with high valuations and deteriorating fundamentals, and substitute companies that we believe have valuations that reflect the difficult outlook for the sector. We believe the over 40% rise in the Nasdaq Composite Index 4 since September 23 has made technology valuations prohibitive once again. The Fund is now modestly underweight in technology stocks, as we are hard pressed to find attractively valued stocks in the sector. We own a number of bonds convertible into technology stocks as a way of retaining our exposure to the sector, while reducing risk.

We believe that the collapse in telecommunications capital spending will cause pricing to improve, and are overweight telecommunications services.

Retailer valuations are attractive, and retailers have historically been strong performers coming out of recessions. We are overweight retailers, although we have begun to pare our holdings back after the large stock price increases in the fourth quarter of 2001. The gaming and lodging stock prices declined sharply after September 11th, providing an opportunity for us to purchase positions in this economically sensitive group. We initiated a position in MGM Mirage and expect to purchase some hotel stocks.

We feel rising healthcare costs make hospitals attractive, and HMO's and ethical pharmaceutical companies unattractive investments. We own a large position in HCA, the largest hospital company, but own no HMO's. We are significantly underweight ethical drug companies, but we own a large position in Teva Pharmaceuticals, which we believe is the largest and highest quality generic drug company. We believe that recent state laws reducing Medicaid reimbursement will pressure ethical drug prices. There is also a patent litigation about to go before the Supreme Court that could damage the business models of the ethical pharmaceutical companies.

Now that energy stock valuations have declined, we find attractive stocks in the sector. We have added to positions in El Paso Corp. and Exxon Mobil.

The Fund is overweight in cyclical stocks, and we anticipate increasing that weighting as the year progresses. We are very attracted to the banking sector. Valuations are low on both an absolute and a relative level. The steep yield curve is good for bank earnings, and credit quality should improve as the economy recovers.

---------------
3  A basis point is one one-hundredth (1/100 or 0.01) of one percent.
4 The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
2                                             2001 Annual Report to Shareholders

MARKET OUTLOOK

We are enthusiastic that the Fed reduced key short-term interest rates last year early and often. This softened the recession of 2001, keeping auto and housing sales at healthy rates. However, we feel that good sales last year make for harder comparisons in 2002. Mortgage and long bond rates appeared to bottom late in the fourth quarter of 2001. Mortgage refinancing will probably not help economic growth much in 2002, as it usually does in a recovery. We believe that unemployment has peaked, which almost always occurs only after a recession is over. So, while we are confident that the economy will be better in 2002, we do not believe that it will roar.

Historically, the first year of an economic recovery has been a good time for stock market returns. Because we believe that the recovery will be moderate, and because the stock market's valuation is on the expensive side, we are looking for positive, but modest returns in 2002.

We appreciate your continued confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon              /s/ Michael A. Kagan

Heath B. McLendon                  Michael A. Kagan
Chairman and President             Executive Vice President

January 24, 2002

The information provided in this commentary represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of December 31, 2001 and is subject to change.

Top Ten Holdings*                                 As of December 31, 2001

-------------------------------------------------------------------------
  1. Microsoft Corp.                                          4.3%
-------------------------------------------------------------------------
  2. The Bank of New York Co., Inc.                           3.6
-------------------------------------------------------------------------
  3. Costco Wholesale Corp.                                   3.0
-------------------------------------------------------------------------
  4. Verizon Communications Inc.                              2.8
-------------------------------------------------------------------------
  5. American International Group, Inc.                       2.7
-------------------------------------------------------------------------
  6. Pfizer Inc.                                              2.7
-------------------------------------------------------------------------
  7. SPX Corp.                                                2.5
-------------------------------------------------------------------------
  8. Federated Department Stores, Inc.                        2.5
-------------------------------------------------------------------------
  9. Exxon Mobil Corp.                                        2.4
-------------------------------------------------------------------------
 10. Intel Corp.                                              2.3
-------------------------------------------------------------------------

* As a percentage of total net assets.



--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  3

Take Advantage of the Fund's
Dividend Reinvestment Plan!

Many of our shareholders that seek to build on their holdings in the Fund have taken advantage of the Automatic Dividend Reinvestment and Cash Payment Plan ("Plan"). Under the terms of the Plan, shareholders may arrange to reinvest their dividends automatically in additional shares. The Plan provides that when the Fund's shares are traded at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by The Bank of New York, the Plan Agent, in the open market. To the extent that the discount converts to a premium during the purchase period or when the permissible purchase period ends, the balance will be paid in newly issued shares of the Fund. Additional details about the Plan appear on page 25 of this report.

Shareholders of the Fund can call 1-888-777-0102, toll free, or email shareowner-svcs@bankofny.com, to obtain portfolio breakdown and performance information. For information concerning your Fund stock account, please call The Bank of New York at 1-800-432-8224 or email stock.bankofny.com.

Important Message to Shareholders

Any shareholders who are holding old certificates of The Lehman Corporation, the Fund's former name, should exchange those certificates, free of charge, for new ones bearing The Salomon Brothers Fund Inc name. The New York Stock Exchange has informed us that the old certificates may create settlement problems in the future if you decide to sell your shares. Please note that while you are not required to exchange the certificates, we recommend that you do so. Shareholders who wish to exchange their certificates should send them via registered mail with a letter requesting exchange for new certificates to:

         The Bank of New York
         Receive and Deliver Department-11W
         Church Street Station
         P.O. Box 11002
         New York, New York 10286-1002

--------------------------------------------------------------------------------
4                                             2001 Annual Report to Shareholders

Record of a Share of Stock (unaudited)


                                                                                                                       Net Asset
                              Distributions Declared From                                     Capital Gain            Value Plus
                           --------------------------------           Net Asset Value         Distributions          Capital Gain
Year                       Income              Capital Gain             End of Year           (Cumulative)          Distributions*
----------------------------------------------------------------------------------------------------------------------------------

1929                          --                       --                 $ 3.81                     --                 $ 3.810
1930                       $0.094                      --                   3.08                     --                   3.080
1931                        0.119                      --                   2.36                     --                   2.360
1932                        0.100                      --                   2.43                     --                   2.430
1933                        0.100                      --                   3.35                     --                   3.350
1934                        0.100                      --                   3.68                     --                   3.680
1935                        0.117                      --                   4.64                     --                   4.640
1936                        0.125                  $0.146                   5.72                 $ 0.146                  5.866
1937                        0.125                   0.396                   3.66                   0.542                  4.202
1938                        0.106                      --                   4.25                   0.542                  4.792
1939                        0.100                      --                   4.09                   0.542                  4.632
1940                        0.106                      --                   3.70                   0.542                  4.242
1941                        0.150                      --                   3.34                   0.542                  3.882
1942                        0.156                      --                   3.69                   0.542                  4.232
1943                        0.156                      --                   4.71                   0.542                  5.252
1944                        0.181                      --                   5.54                   0.542                  6.082
1945                        0.174                   0.301                   7.21                   0.843                  8.053
1946                        0.169                   0.625                   6.55                   1.468                  8.018
1947                        0.192                   0.376                   6.13                   1.844                  7.974
1948                        0.245                   0.192                   5.82                   2.036                  7.856
1949                        0.279                   0.202                   6.60                   2.238                  8.838
1950                        0.335                   0.402                   7.21                   2.640                  9.850
1951                        0.276                   0.360                   8.67                   3.000                 11.670
1952                        0.210                   0.254                   9.15                   3.254                 12.404
1953                        0.245                   0.260                   8.59                   3.514                 12.104
1954                        0.250                   0.312                  11.31                   3.826                 15.136
1955                        0.285                   0.517                  12.56                   4.343                 16.903
1956                        0.310                   0.712                  12.63                   5.055                 17.685
1957                        0.275                   0.650                  10.38                   5.705                 16.085
1958                        0.265                   0.545                  13.84                   6.250                 20.090
1959                        0.270                   0.670                  14.04                   6.920                 20.960
1960                        0.265                   0.590                  13.53                   7.510                 21.040
1961                        0.252                   0.665                  15.80                   8.175                 23.975
1962                        0.255                   0.540                  12.74                   8.715                 21.455
1963                        0.255                   0.605                  14.91                   9.320                 24.230
1964                        0.300                   0.645                  16.01                   9.965                 25.975
1965                        0.312                   0.665                  18.07                  10.630                 28.700
1966                        0.337                   0.735                  16.54                  11.365                 27.905
1967                        0.355                   0.840                  19.97                  12.205                 32.175
1968                        0.365                   1.250                  19.69                  13.455                 33.145
1969                        0.350                   1.350                  17.62                  14.805                 32.425
1970                        0.305                   1.020                  15.03                  15.825                 30.855
1971                        0.305                   0.810                  17.87                  16.635                 34.505
1972                        0.305                   1.270                  20.47                  17.905                 38.375
1973                        0.295                   0.840                  16.50                  18.745                 35.245
1974                        0.305                   0.420                  10.77                  19.165                 29.935
1975                        0.270                   0.670                  13.15                  19.835                 32.985
1976                        0.225+                     --+                 15.08                  19.835                 34.915
1977                        0.245                   1.010                  13.12                  20.845                 33.965
1978                        0.340                   0.450                  13.81                  21.295                 35.105
1979                        0.420                   0.910                  16.42                  22.205                 38.625
1980                        0.550                   1.180                  18.88                  23.385                 42.265
1981                        0.720                   2.040                  15.56                  25.425                 40.985
1982                        0.710                   2.010                  16.64                  27.435                 44.075
1983                        0.625                   1.365                  18.25                  28.800                 47.050
1984                        0.545                   2.440                  14.67                  31.240                 45.910
1985                        0.495                   1.085                  16.78                  32.325                 49.105
1986                        0.515                   3.085                  15.42                  35.410                 50.830
1987                        0.490                   1.880                  13.26                  37.290                 50.550
1988                        0.505                   0.490                  14.37                  37.780                 52.150
1989                        0.590                   1.515                  15.58                  39.295                 54.875
1990                        0.485                   0.710                  13.33                  40.005                 53.335
1991                        0.470                   1.140                  15.66                  41.145                 56.805
1992                        0.400                   0.600                  15.16                  41.745                 56.905
1993                        0.340                   1.720                  14.88                  43.465                 58.345
1994                        0.335                   1.390                  12.88                  44.855                 57.735
1995                        0.350                   1.490                  15.43                  46.345                 61.775
1996                        0.335                   2.090                  17.26                  48.435                 65.695
1997                        0.270                   2.680                  18.51                  51.115                 69.625
1998                        0.269                   3.190                  18.76                  54.305                 73.065
1999                        0.167                   3.633                  19.24                  57.938                 77.178
2000                        0.135                   2.406                  16.27                  60.344                 76.614
2001                        0.107                   0.325                  14.07                  60.669                 74.739
------------------------------------------------------------------------------------------------------------------------------------
Totals                    $21.084                 $60.669
------------------------------------------------------------------------------------------------------------------------------------

----------------
+ A capital gain dividend of $1.01 per share and an income dividend of $0.02 per share for 1976 were declared in January 1977.
* Does not reflect the effect of reinvestment of income dividends or capital gain distributions.

------------------------------------------------------------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                                                                      5

25-Year Record of an Investment in The Salomon Brothers Fund Inc (unaudited)

This chart shows the 25-year record of a $10,000 investment in stock of The Salomon Brothers Fund Inc at net asset value at the beginning of 1977, assuming all income dividends and capital gain distributions were reinvested at net asset value. During the period, the market price of the stock was sometimes above net asset value and sometimes below; accordingly, the chart should not be construed as an indication of the record of a shareholder's investment in the Fund based on market prices. Nor should it be construed as a representation of future performance of the Fund's net asset value.

                                                       Cumulative Net Asset Value of
                                                     --------------------------------
                     Net Asset Value                 Capital Gain            Income
  End                  of Initial                    Distributions          Dividends                Total                  Total
of Year                Investment                     Reinvested           Reinvested           Net Asset Value         Market Value
------------------------------------------------------------------------------------------------------------------------------------

1977                     $ 8,700                        $  661              $   183                 $  9,544               $  7,638
1978                       9,158                         1,080                  465                   10,703                  7,653
1979                      10,889                         2,147                  955                   13,991                 11,183
1980                      12,520                         3,697                1,693                   17,910                 15,178
1981                      10,318                         4,932                2,125                   17,375                 16,750
1982                      11,034                         8,279                3,393                   22,706                 23,709
1983                      12,102                        11,335                4,699                   28,136                 28,715
1984                       9,728                        12,735                4,784                   27,247                 27,860
1985                      11,121                        16,876                6,589                   34,586                 32,997
1986                      10,225                        22,340                7,127                   39,692                 38,933
1987                       8,793                        24,022                7,183                   39,998                 33,181
1988                       9,529                        27,627                9,362                   46,518                 37,632
1989                      10,332                        35,263               11,648                   57,243                 47,763
1990                       8,840                        32,934               11,669                   53,443                 44,101
1991                      10,385                        43,901               15,677                   69,963                 61,988
1992                      10,053                        45,373               16,980                   72,406                 65,672
1993                       9,867                        53,060               18,270                   81,197                 69,574
1994                       8,534                        53,317               17,547                   79,398                 65,549
1995                      10,232                        73,610               23,276                  107,118                 92,852
1996                      11,446                        97,567               28,499                  137,512                127,474
1997                      12,275                       126,361               32,641                  171,277                163,665
1998                      12,440                       159,801               35,558                  207,799                201,458
1999                      12,759                       206,470               38,389                  257,618                272,815
2000                      10,789                       206,221               34,088                  251,098                250,789
2001                       9,330                       183,068               31,128                  223,526                197,314

------------------------------------------------------------------------------------------------------------------------------------
6                                                                                                 2001 Annual Report to Shareholders

25-Year Record of an Investment in The Salomon Brothers Fund Inc (unaudited)

GROWTH OF $10,000

   1977         8700           661          183          9544          7638
   1978         9158          1080          465         10703          7653
   1979        10889          2147          955         13991         11183
   1980        12520          3697         1693         17910         15178
   1981        10318          4932         2125         17375         16750
   1982        11034          8279         3393         22706         23709
   1983        12102         11335         4699         28136         28715
   1984         9728         12735         4784         27247         27860
   1985        11121         16876         6589         34586         32997
   1986        10225         22340         7127         39692         38933
   1987         8793         24022         7183         39998         33181
   1988         9529         27627         9362         46518         37632
   1989        10332         35263        11648         57243         47763
   1990         8840         32934        11669         53443         44101
   1991        10385         43901        15677         69963         61988
   1992        10053         45373        16980         72406         65672
   1993         9867         53060        18270         81197         69574
   1994         8534         53317        17547         79398         65549
   1995        10232         73610        23276        107118         92852
   1996        11446         97567        28499        137512        127474
   1997        12275        126361        32641        171277        163665
   1998        12440        159801        35558        207799        201458
   1999        12759        206470        38389        257618        272815
   2000        10789        206221        34088        251098        250789
   2001         9330        183068        31128        223526        197314



--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  7

Investment Policy

The Salomon Brothers Fund's ("Fund") investment policy has been to concentrate a large portion of its investments in common stocks. Companies whose stocks are selected generally have strong positions in industries with the potential to grow faster than the economy as a whole. Investments are monitored carefully and are changed from time to time into holdings we believe offer more favorable opportunities in light of changing economic, social and political conditions. The common thread of the Fund's policy has been to seek out and to hold common stocks of well-managed, favorably situated companies we expect will produce above- average earnings and dividend growth over time. At the same time, we also look for opportunities in turnaround situations and in securities that appear to be priced substantially lower than their intrinsic value. While current income is not a primary consideration, we are mindful of the income needs of our share-holders.

For the core of our holdings, we look for companies we believe are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses.

The experience of investors generally shows the great difficulty of consistently predicting turns in the stock market. There is often the risk that the investor will become too pessimistic about stocks when their prices are depressed and sell near the bottom or become overly optimistic when their prices are high and buy near the top. In our opinion, this natural propensity often accounts for the poor long-term investment results of many individuals and institutions. For this reason, the Fund has generally maintained a rather fully invested position in equities rather than attempting to switch back and forth between equities and large reserves of cash, short-term instruments and bonds.

From time to time, the Fund may invest in public utility common stocks when it believes their prices are particularly depressed and total return (price appreciation plus dividends) from such investments is likely to sufficiently exceed the yield available from money market instruments to warrant the investments.

As a general rule, the Fund invests for the longer term. We do not trade in and out of individual securities on the basis of intermediate price fluctuations, nor do we attempt to guess the direction of market cycles by continually shifting from a fully invested to a partially invested position. Even so, we reappraise our holdings, take profits or losses from time to time and raise cash to reinvest in newly emerging areas of interest, within the scope of the Fund's investment policy.

Summary (unaudited)                                                                            For the Years Ended December 31,

                                                              2001           2000          1999           1998          1997
--------------------------------------------------------------------------------------------------------------------------------
Net Assets (millions)                                        $1,420        $1,642         $1,820         $1,686        $1,545
--------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding (000's)                                  100,938       100,938         94,608         89,907        83,477
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                    $14.07        $16.27         $19.24         $18.76        $18.51
--------------------------------------------------------------------------------------------------------------------------------
Distributions Per Share*                                      $0.44         $2.54          $3.80          $3.46         $2.95
--------------------------------------------------------------------------------------------------------------------------------
Market Price Per Share                                      $12.420       $16.250        $20.375        $18.188       $17.688
--------------------------------------------------------------------------------------------------------------------------------
Premium (Discount) from NAV at Year End                      (11.73)%       (0.12)%         5.90%         (3.05)%       (4.44)%
--------------------------------------------------------------------------------------------------------------------------------
Market Price Range (NYSE, symbol SBF):

   High                                                     $16.625       $19.813        $21.500        $19.813       $19.688
--------------------------------------------------------------------------------------------------------------------------------
   Low                                                      $10.720       $14.938        $17.125        $14.750       $14.875
--------------------------------------------------------------------------------------------------------------------------------

* Income and capital gains.

--------------------------------------------------------------------------------------------------------------------------------
8                                                                                             2001 Annual Report to Shareholders

2001 Distributions Declared (unaudited)                                                    For the Year Ended December 31, 2001


                                                         Net                Short-Term           Long-Term        Total Payment
Payment Date            Record Date                Investment Income       Capital Gains       Capital Gains        Per Share
--------------------------------------------------------------------------------------------------------------------------------
March                   March                           $0.0300                       -            $     -           $0.0300
--------------------------------------------------------------------------------------------------------------------------------
June                    June                             0.0300                       -             0.2421            0.2721
--------------------------------------------------------------------------------------------------------------------------------
September               September                        0.0300                       -                  -            0.0300
--------------------------------------------------------------------------------------------------------------------------------
December                December                         0.0170                       -             0.0830            0.1000
--------------------------------------------------------------------------------------------------------------------------------
Total                                                   $0.1070                       -            $0.3251           $0.4321
--------------------------------------------------------------------------------------------------------------------------------

Automatic Dividend Reinvestment and Cash Payment Plan

DIVIDEND REINVESTMENT

The Automatic Dividend Reinvestment Plan ("DRPlan"), administered by The Bank of New York as DR Plan Agent ("Agent") for shareholders of The Salomon Brothers Fund Inc ("Fund"), offers you a prompt, simple and inexpensive way to put your dividends and distributions to work through reinvestment in additional full and fractional shares of capital stock of the Fund.

Shareholders may enroll by simply completing the enclosed Authorization Card with the exception of those shares that are held in the name of a broker or nominee.

Money from dividends and distributions can lie idle for months at a time; however, with the DRPlan your dividends and distributions are promptly invested for you, automatically by the Agent, and you will receive statements from the Agent to simplify your personal records.

THE CASH PAYMENT PLAN

The Cash Payment Plan allows you to purchase shares of the Fund conveniently and inexpensively, without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of the Fund. You may make these payments regularly or from time to time. You may also vary the amount of each optional payment as long as it is at least $25.00.

COST TO YOU

Except as specifically noted, you will not bear any costs of administering the DR Plan. You pay only your pro portionate share of the commissions paid on all open- market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.

TO ENROLL

The complete Dividend Reinvestment and Cash Payment Plan brochure and authorization card can be found at the back of this report. You must complete the Authorization Card and return it in the envelope provided in order to participate. If you have any questions, contact the Agent at 1-800-432-8224. Generally, shareholders who initially invested on or after November 20, 1995 are automatically enrolled in the DRPlan. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the Plan.


--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  9

Major Portfolio Changes (unaudited) For the Three Months Ended December 31, 2001

Additions 1                                                   Shares
------------------------------------------------------------------------------
Agilent Technologies, Inc.                                   123,000 2
------------------------------------------------------------------------------
Air Products & Chemicals Inc.                                 99,000 2
------------------------------------------------------------------------------
Amgen Inc.                                                    59,000 2
------------------------------------------------------------------------------
AT&T Wireless Services Inc.                                  491,000
------------------------------------------------------------------------------
The Bank of New York Co., Inc.                               378,700
------------------------------------------------------------------------------
Berkshire Hathaway Inc., Class A Shares                           91 2
------------------------------------------------------------------------------
BMC Software, Inc.                                           224,000
------------------------------------------------------------------------------
The Boeing Co.                                                93,000 2
------------------------------------------------------------------------------
Cephalon, Inc.                                                50,600 2
------------------------------------------------------------------------------
Compaq Computer Corp.                                      1,097,200 2
------------------------------------------------------------------------------
El Paso Corp.                                                149,300
------------------------------------------------------------------------------
Immunex Corp.                                                124,000 2
------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                       92,300
------------------------------------------------------------------------------
MGM Mirage Inc.                                              250,800 2
------------------------------------------------------------------------------
Microsoft Corp.                                               52,300
------------------------------------------------------------------------------
National Semiconductor Corp.                                 110,000 2
------------------------------------------------------------------------------
St. Jude Medical, Inc.                                        50,000 2
------------------------------------------------------------------------------
Texas Instruments Inc.                                       130,000 2
------------------------------------------------------------------------------

Reductions                                                    Shares
------------------------------------------------------------------------------
American Express Co.                                          98,000
------------------------------------------------------------------------------
American Home Products Corp.                                 121,000
------------------------------------------------------------------------------
Archestone Communications Trust                              231,400 3
------------------------------------------------------------------------------
Celestica Inc.                                               134,000
------------------------------------------------------------------------------
Circuit City Stores - Circuit City Group                     167,900
------------------------------------------------------------------------------
ConAgra Foods, Inc.                                          234,700
------------------------------------------------------------------------------
Deere & Co.                                                   95,000 3
------------------------------------------------------------------------------
Electronic Data Systems Corp.                                123,000 3
------------------------------------------------------------------------------
EMC Corp.                                                    245,700 3
------------------------------------------------------------------------------
Equity Office Properties Trust                               132,282 3
------------------------------------------------------------------------------
Georgia-Pacific Group                                        334,600 3
------------------------------------------------------------------------------
Micron Technology, Inc.                                      126,000
------------------------------------------------------------------------------
Motorola, Inc.                                               758,000
------------------------------------------------------------------------------
Pfizer Inc.                                                  316,000
------------------------------------------------------------------------------
PG&E Corp.                                                   395,500 3
------------------------------------------------------------------------------
Praxair Inc.                                                  83,000 3
------------------------------------------------------------------------------
Washington Mutual, Inc.                                      207,000
------------------------------------------------------------------------------

1 Exclusive of changes resulting entirely from stock dividends and stock splits. 2 New addition.
3 Elimination.

--------------------------------------------------------------------------------
10                                            2001 Annual Report to Shareholders

Schedule of Investments                                        December 31, 2001

     SHARES                           SECURITY                                                                             VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 93.7%
Basic Industries -- 4.3%
        99,000    Air Products & Chemicals Inc.                                                                         $  4,644,090
       744,000    Alcoa Inc.                                                                                              26,449,200
       265,000    OM Group, Inc.                                                                                          17,540,350
       940,000    PolyOne Corp.                                                                                            9,212,000
       108,100    UPM-Kymmene Oyj ADR                                                                                      3,610,540
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          61,456,180
------------------------------------------------------------------------------------------------------------------------------------

Capital Goods -- 4.8%
        93,000    The Boeing Co.                                                                                           3,606,540
       128,000    Cummins Inc.                                                                                             4,933,120
       230,000    Danaher Corp.                                                                                           13,871,300
       465,000    General Electric Co.                                                                                    18,637,200
        75,800    Navistar International Corp.                                                                             2,994,100
       139,800    PACCAR Inc.                                                                                              9,173,676
       242,000    United Technologies Corp.                                                                               15,640,460
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          68,856,396
------------------------------------------------------------------------------------------------------------------------------------

Communications -- 7.7%
     1,612,600    AT&T Corp.                                                                                              29,252,564
     1,009,934    AT&T Wireless Services Inc. (a)                                                                         14,512,752
       683,200    General Motors Corp., Class H Shares (a)                                                                10,555,440
     1,888,000    Genuity Inc. (a)                                                                                         2,983,040
       300,800    SBC Communications Inc.                                                                                 11,782,336
       278,500    United Global Com, Inc., Class AShares (a)                                                               1,392,500
       830,000    Verizon Communications Inc.                                                                             39,391,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         109,870,432
------------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclicals -- 11.7%
       332,100    Circuit City Stores  - Circuit City Group                                                                8,617,995
       951,800    Costco Wholesale Corp. (a)                                                                              42,240,884
       190,000    Ecolab Inc.                                                                                              7,647,500
       866,000    Federated Department Stores, Inc. (a)                                                                   35,419,400
       477,000    The Home Depot, Inc.                                                                                    24,331,770
       250,800    MGM Mirage Inc. (a)                                                                                      7,240,596
       260,000    SPX Corp. (a)                                                                                           35,594,000
       254,000    Staples, Inc. (a)                                                                                        4,749,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         165,841,945
------------------------------------------------------------------------------------------------------------------------------------

Consumer Non-Cyclicals -- 8.8%
        88,500    The Coca-Cola Co.                                                                                        4,172,775
       100,000    Comcast Corp., Class A Shares (a)                                                                        3,600,000
       151,000    ConAgra Foods, Inc.                                                                                      3,589,270
       221,000    Kimberly-Clark Corp.                                                                                    13,215,800
       117,000    Kraft Food Inc., Class A Shares                                                                          3,981,510
       127,200    Kroger Co.                                                                                               2,654,664
       926,000    Liberty Media Corp., Class A Shares (a)                                                                 12,964,000
       490,000    PepsiCo, Inc.                                                                                           23,858,100
       308,000    Philip Morris Cos. Inc.                                                                                 14,121,800
       748,000    Safeway Inc. (a)                                                                                        31,229,000
       139,000    Unilever NV - NY Shares                                                                                  8,007,790
       120,000    Unilever PLC ADR                                                                                         3,992,400
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         125,387,109
------------------------------------------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.
------------------------------------------------------------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                                                                     11

Schedule of Investments (continued)                            December 31, 2001

     SHARES                           SECURITY                                                                             VALUE
------------------------------------------------------------------------------------------------------------------------------------
Energy -- 5.7%
        73,000    Amerada Hess Corp.                                                                                    $  4,562,500
        70,500    Devon Energy Corp.                                                                                       2,724,825
       259,300    El Paso Corp.                                                                                           11,567,373
       880,840    Exxon Mobil Corp.                                                                                       34,617,012
           400    Gas Properties (100% owned) (b)                                                                            678,000
                  Royalty Interest (b)                                                                                     2,216,060
        77,000    Royal Dutch Petroleum Co. - NY Shares                                                                    3,774,540
       306,777    Total Fina S.A. ADR                                                                                     21,548,016
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          81,688,326
------------------------------------------------------------------------------------------------------------------------------------

Financial Services -- 18.0%
        97,900    American Express Co.                                                                                     3,494,051
       490,782    American International Group, Inc.                                                                      38,968,091
       280,000    Bank of America Corp.                                                                                   17,626,000
     1,266,700    The Bank of New York Co., Inc.                                                                          51,681,360
       273,000    Bank One Corp.                                                                                          10,660,650
            91    Berkshire Hathaway Inc., Class A Shares (a)                                                              6,879,600
       384,200    FleetBoston Financial Corp.                                                                             14,023,300
       368,000    Freddie Mac                                                                                             24,067,200
       167,600    The Goldman Sachs Group, Inc.                                                                           15,544,900
       121,000    The Hartford Financial Services Group, Inc.                                                              7,602,430
       244,800    J.P. Morgan Chase & Co.                                                                                  8,898,480
        34,700    Marsh & McLennan Cos., Inc.                                                                              3,728,515
       249,000    Merrill Lynch & Co.                                                                                     12,977,880
       256,200    Morgan Stanley Dean Witter &Co.                                                                         14,331,828
        80,000    PNC Financial Services Group                                                                             4,496,000
        27,800    Prudential Financial, Inc. (a)                                                                             922,682
        49,000    Washington Mutual, Inc.                                                                                  1,602,300
       331,000    Wells Fargo & Co.                                                                                       14,381,950
        51,000    XL Capital Ltd., Class A Shares                                                                          4,659,360
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         256,546,577
------------------------------------------------------------------------------------------------------------------------------------

Healthcare -- 12.9%
       210,000    Abbott Laboratories                                                                                     11,707,500
        73,000    American Home Products Corp.                                                                             4,479,280
       525,000    Amersham PLC ADR                                                                                         5,035,293
        59,000    Amgen Inc. (a)                                                                                           3,329,960
        96,000    Baxter International Inc.                                                                                5,148,480
        50,600    Cephalon, Inc. (a)                                                                                       3,824,601
        36,000    Genentech, Inc. (a)                                                                                      1,953,000
       717,000    HCA Inc.                                                                                                27,633,180
       124,000    Immunex Corp. (a)                                                                                        3,436,040
        51,400    Invitrogen Corp. (a)                                                                                     3,183,202
       136,000    Merck & Co., Inc.                                                                                        7,996,800
       833,000    Novartis AG ADR                                                                                         30,404,500
       966,100    Pfizer Inc.                                                                                             38,499,085
       250,000    Pharmacia Corp.                                                                                         10,662,500
        50,000    St. Jude Medical, Inc.                                                                                   3,882,500
       356,900    Teva Pharmaceutical Ltd. ADR                                                                            21,995,747
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         183,171,668
------------------------------------------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.
------------------------------------------------------------------------------------------------------------------------------------
12                                                                                                2001 Annual Report to Shareholders

Schedule of Investments (continued)                            December 31, 2001

     SHARES                           SECURITY                                                                             VALUE
------------------------------------------------------------------------------------------------------------------------------------

Real Estate Investment Trust -- 0.4%
        95,000    BRE Properties, Inc., Class A Shares                                                                  $  2,941,200
        85,000    CarrAmerica Realty Corp.                                                                                 2,558,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           5,499,700
------------------------------------------------------------------------------------------------------------------------------------

Technology -- 17.0%
       123,000    Agilent Technologies, Inc. (a)                                                                           3,506,730
       462,000    AOL Time Warner Inc. (a)                                                                                14,830,200
       637,000    BEA Systems, Inc. (a)                                                                                    9,816,170
       848,000    BMC Software, Inc. (a)                                                                                  13,881,760
       133,000    Celestica Inc. (a)                                                                                       5,371,870
     1,097,200    Compaq Computer Corp.                                                                                   10,708,672
       312,700    Comverse Technology, Inc. (a)                                                                            6,995,099
       641,700    Dell Computer Corp. (a)                                                                                 17,441,406
        58,000    First Data Corp.                                                                                         4,550,100
     1,035,000    Intel Corp.                                                                                             32,550,750
       103,500    International Business Machines Corp.                                                                   12,519,360
       118,000    Micron Technology, Inc. (a)                                                                              3,658,000
       916,300    Microsoft Corp. (a)                                                                                     60,723,201
       142,000    Motorola, Inc.                                                                                           2,132,840
       110,000    National Semiconductor Corp. (a)                                                                         3,386,900
       393,300    Nokia Oyj ADR                                                                                            9,647,649
       221,000    Oracle Corp. (a)                                                                                         3,052,010
     1,361,400    Sun Microsystems, Inc. (a)                                                                              16,799,675
       117,600    Teradyne, Inc. (a)                                                                                       3,544,464
       130,000    Texas Instruments Inc.                                                                                   3,640,000
        80,406    VERITAS Software Corp. (a)                                                                               3,603,797
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         242,360,653
------------------------------------------------------------------------------------------------------------------------------------

Transportation -- 1.3%
       373,000    Canadian National Railway Co.                                                                           18,008,440
------------------------------------------------------------------------------------------------------------------------------------

Utilities -- 1.1%
        70,500    Exelon Corp.                                                                                             3,375,540
       485,000    The Southern Co.                                                                                        12,294,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          15,670,290
------------------------------------------------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $1,176,509,899)                                                                             1,334,357,716
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 2.9%
Publishing -- 2.2%
     1,197,700    The News Corp. Ltd. ADR                                                                                 31,691,142
------------------------------------------------------------------------------------------------------------------------------------
Technology -- 0.7%
       158,900    Electronic Data Systems Corp., 7.625%                                                                    8,938,126
------------------------------------------------------------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE PREFERRED STOCK
                  (Cost -- $37,616,774)                                                                                   40,629,268
------------------------------------------------------------------------------------------------------------------------------------
RIGHTS -- 0.0%
         8,000    Terex Stock Appreciation Rights, Expire 5/15/02 (Cost -- $0) (a)                                           141,000
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
------------------------------------------------------------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                                                                     13

Schedule of Investments (continued)                            December 31, 2001

    FACE
   AMOUNT                             SECURITY                                                                             VALUE
------------------------------------------------------------------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS -- 2.5%

Communications -- 0.4%
    $ 5,275,000   Hutchinson Whampoa International, 2.875% due 9/15/03 (c)                                             $   5,199,172
------------------------------------------------------------------------------------------------------------------------------------

Consumer Non-Cyclicals -- 0.4%
      7,500,000   Liberty Media Corp., 3.500% due 1/15/31                                                                  5,737,500
------------------------------------------------------------------------------------------------------------------------------------

Technology -- 0.5%
      5,585,000   Teradyne Inc., 3.750% due 10/15/06 (c)                                                                   7,574,656
------------------------------------------------------------------------------------------------------------------------------------

Telecommunications -- 1.2%
     15,000,000   Bell Atlantic Financial Services, 5.750% due 4/1/03                                                     15,318,750
     15,000,000   NTL Inc., 5.750% due 12/15/09                                                                            1,668,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          16,987,500
------------------------------------------------------------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE CORPORATE BONDS
                  (Cost -- $47,696,987)                                                                                   35,498,828
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.9%
     13,136,000   UBS Warburg LLC, 1.600% due 1/2/02; Proceeds at maturity -- $13,137,165;
                    (Fully collateralized by U.S. Treasury Bonds, 6.000% to 9.125% due 5/15/09
                    to 8/15/20; Market value -- $13,398,776) (Cost -- $13,136,000)                                        13,136,000
------------------------------------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $1,274,959,660*)                                                                           $1,423,762,812
------------------------------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Fair value determined pursuant to procedures established by the Board of Directors.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   -----------------------------------
   ADR - American Depository Receipt.


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  2001 Annual Report to Shareholders

Statement of Assets and Liabilities                            December 31, 2001

ASSETS:
     Investments, at value (Cost-- $1,274,959,660)               $1,423,762,812
     Cash                                                                   135
     Dividends and interest receivable                                1,461,773
     Receivable for securities sold                                     136,051
--------------------------------------------------------------------------------
     Total Assets                                                 1,425,360,771
--------------------------------------------------------------------------------

LIABILITIES:
     Dividends payable                                                3,308,314
     Management fee payable                                           1,826,631
     Accrued expenses                                                   457,994
--------------------------------------------------------------------------------
     Total Liabilities                                                5,592,939
--------------------------------------------------------------------------------
Total Net Assets                                                 $1,419,767,832
--------------------------------------------------------------------------------

NET ASSETS:
     Par value of capital shares                                 $  100,938,034
     Capital paid in excess of par value                          1,169,845,498
     Undistributed net investment income                                153,439
     Accumulated net realized gain from security transactions
       and options                                                       27,709
     Net unrealized appreciation of investments                     148,803,152
--------------------------------------------------------------------------------
Total Net Assets                                                 $1,419,767,832
--------------------------------------------------------------------------------
Shares Outstanding ($1.00 par value, 125,000,000 shares
  authorized)                                                       100,938,034
--------------------------------------------------------------------------------
Net Asset Value, per share                                               $14.07
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 15

Statement of Operations    For the Year Ended December 31, 2001
INVESTMENT INCOME:
     Dividends                                                    $  17,140,533
     Interest                                                         2,831,719
     Oil royalties                                                      701,816
     Less: Foreign withholding tax                                     (388,355)
--------------------------------------------------------------------------------
     Total Investment Income                                         20,285,713
--------------------------------------------------------------------------------

EXPENSES:
     Management fee (Note 2)                                          7,955,277
     Shareholder and system servicing fees                              390,620
     Shareholder communications                                         320,400
     Audit and legal                                                    122,765
     Stock certificates and listing fees                                108,130
     Directors' fees                                                     89,053
     Custody                                                             73,850
     Other                                                               59,700
--------------------------------------------------------------------------------
     Total Expenses                                                   9,119,795
--------------------------------------------------------------------------------
Net Investment Income                                                11,165,918
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OPTIONS (NOTES 3 AND 4):
     Net Realized Gain From:
        Security transactions (excluding short-term securities)      12,383,331
        Options purchased                                               803,519
        Options written                                               2,394,719
--------------------------------------------------------------------------------
     Net Realized Gain                                               15,581,569
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of year                                           354,021,212
        End of year                                                 148,803,152
--------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                       (205,218,060)
--------------------------------------------------------------------------------
Net Loss on Investments and Options                                (189,636,491)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $(178,470,573)
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            2001 Annual Report to Shareholders

Statement of Changes in Net Assets              For the Years Ended December 31,

                                                                                            2001                   2000
----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
     Net investment income                                                             $   11,165,918          $  13,115,501
     Net realized gain                                                                     15,581,569            168,820,883
     Decrease in unrealized appreciation                                                 (205,218,060)          (219,603,024)
----------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Operations                                              (178,470,573)           (37,666,640)
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                (10,800,370)           (14,501,074)
     Net realized gains                                                                   (32,814,955)          (232,309,234)
----------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                            (43,615,325)          (246,810,308)
----------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS:
     Value of shares issued in payment of dividends (2,336,405 shares issued)                      --             38,013,303
     Value of shares issued through Rights Offering (3,992,766 shares issued)                      --             69,030,386
     Rights Offering costs                                                                         --               (715,407)
----------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                                           --            106,328,282
----------------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                                   (222,085,898)          (178,148,666)

NET ASSETS:
     Beginning of year                                                                  1,641,853,730          1,820,002,396
----------------------------------------------------------------------------------------------------------------------------
     End of year*                                                                      $1,419,767,832         $1,641,853,730
----------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                                           $153,439                $13,108
----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


----------------------------------------------------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                                                             18

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Salomon Brothers Fund Inc ("Fund"), is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objectives are growth and conservation of capital. Income receives secondary consideration. Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual amounts could differ from those estimates.

(A) SECURITIES VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

(B) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At December 31, 2001, reclassifications were made to the capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

(C) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) OTHER. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest is recognized as interest income when earned. Original issue discount, market discount and premium on securities purchased is accreted or amortized on an effective yield basis over the life of the security. The character of income and gains distributed are determined in accordance with income tax regulations which may differ from GAAP.

2. Management Fee and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. SBAM is responsible on a day-to-day basis for the management of the


--------------------------------------------------------------------------------
18                                            2001 Annual Report to Shareholders

Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The investment manager has delegated certain administrative responsibilities to Smith Barney Fund Management LLC ("SBFM"), an affiliate of the investment manager pursuant to a Sub-Administration Agreement between the investment manager and SBFM.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

The Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                        Annual Fee Rate
---------------------------------------------------------------
First $350 million                                   0.650%
Next $150 million                                    0.550%
Next $250 million                                    0.525%
Next $250 million                                    0.500%
Over $1 billion                                      0.450%
---------------------------------------------------------------

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year period ended March 31, 2000, June 30, 2000, September 30, 2000 and December 31, 2000 the performance of the S&P 500 Index was exceeded by the Fund's performance by 11.07%, 5.97%, 9.45% and 7.29%, respectively. This resulted in a total increase of the base management fee of $1,461,605. For the rolling one year period ended March 31, 2001, June 30, 2001, September 30, 2001, and December 31, 2001, the performance of the S&P 500 Index was exceeded by the Fund's performance by 2.03%, 1.44%, 0.43%, and 0.93%, respectively. This resulted in a total increase of the base management fee of $151,576.

Brokerage commissions of $217,616 were paid to Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, for investment transactions executed on behalf of the Fund during the year ended December 31, 2001. This amount represents 10.4% of total brokerage commissions paid by the Fund.

3.  Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                    $901,472,075
--------------------------------------------------------------------------------
Sales                                                         896,159,059
--------------------------------------------------------------------------------

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                $234,871,702
Gross unrealized depreciation                                 (86,068,550)
--------------------------------------------------------------------------------
Net unrealized appreciation                                  $148,803,152
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 19

In the current year, the tax component of dividends to shareholders was $10,800,370 of ordinary income (including realized short-term capital gains which are, for federal income tax purposes, taxable as ordinary income) and $32,814,955 of long-term capital gain distributions.

4.  Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

Transactions in options written during the year ended December 31, 2001 were as follows:

                                       Number of
                                       Contracts              Premiums
--------------------------------------------------------------------------------
Options written, outstanding at
  December 31, 2000                      4,604              $ 1,206,110
Options written                          3,472                1,848,111
Options closed in purchase
  transactions                          (3,882)              (1,870,688)
Options expired                         (4,194)              (1,183,533)
--------------------------------------------------------------------------------
Options written, outstanding at
  December 31, 2001                         --              $         0
--------------------------------------------------------------------------------

5.  Common Stock

The Fund issued to its shareholders of record as of the close of business on May 22, 2000 non-transferable Rights to subscribe for up to an aggregate of 11,826,140 shares of Common Stock of the Fund at a rate of one share of Common Stock for ten Rights held at the subscription price of $17.29 per share. During the year ended December 31, 2000, the fund issued a total of 3,992,766 shares of Common Stock on exercise of such Rights. Rights Offering costs of $715,407, including financial advisory fees, were charged directly against the proceeds of the Rights Offering. The Fund was advised that SSB, an affiliate of the investment manager, received a financial advisory fee of $258,519 in connection with its participation in the Rights Offering.


--------------------------------------------------------------------------------
20                                            2001 Annual Report to Shareholders

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                 2001             2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $16.27           $19.24           $18.76           $18.51           $17.26
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                          0.11             0.14             0.18             0.26             0.27
   Net realized and unrealized gain (loss)       (1.87)           (0.46)            4.08             3.45             3.93
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (1.76)           (0.32)            4.26             3.71             4.20
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.11)           (0.13)           (0.17)           (0.27)           (0.27)
   Net realized gains                            (0.33)           (2.41)           (3.63)           (3.19)           (2.68)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.44)           (2.54)           (3.80)           (3.46)           (2.95)
-----------------------------------------------------------------------------------------------------------------------------
Increase in net asset value
   due to shares issued on
   reinvestment of dividends                        --               --             0.02               --               --
-----------------------------------------------------------------------------------------------------------------------------
Decrease in net asset value
   due to shares issued
   through Rights Offering                          --            (0.10)              --               --               --
-----------------------------------------------------------------------------------------------------------------------------
Rights Offering costs                               --            (0.01)              --               --               --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $14.07           $16.27           $19.24           $18.76           $18.51
-----------------------------------------------------------------------------------------------------------------------------
Total Return, Based on Market Value              (21.2)%           (8.0)%*          34.6%            22.6%            29.5%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $1,420           $1,642           $1,820           $1,686           $1,545
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                       0.62%            0.65%            0.56%            0.52%            0.53%
   Net investment income                          0.76             0.71             0.90             1.39             1.46
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             61%              76%              73%              68%              49%
-----------------------------------------------------------------------------------------------------------------------------
Market Value, End of Year                      $12.420          $16.250          $20.375          $18.188          $17.688
-----------------------------------------------------------------------------------------------------------------------------

* Total market value return taking into consideration the Rights Offering would have been (7.7)%.

-----------------------------------------------------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                                                              21

Report of Independent Accountants

To the Board of Directors and Shareholders of The Salomon Brothers Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Salomon Brothers Fund Inc (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 21, 2002


--------------------------------------------------------------------------------

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2001:

      o A corporate dividends received deduction of 100%.

      o Total long-term capital gain distributions paid of $32,814,955.


--------------------------------------------------------------------------------
22                                            2001 Annual Report to Shareholders

Additional Information (unaudited)

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of The Salomon Brothers Fund Inc ("Investment Company") is managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below.

                                                                                                NUMBER OF
                                                                            PRINCIPAL     INVESTMENT COMPANIES
                                    POSITION(S)    TERM OF OFFICE*        OCCUPATION(S)      IN FUND COMPLEX         OTHER
                                     HELD WITH      AND LENGTH OF          DURING PAST    OVERSEEN BY DIRECTOR   DIRECTORSHIPS
NAME, ADDRESS AND AGE                  FUND          TIME SERVED             5 YEARS      (INCLUDING THE FUND) HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS:

Andrew L. Breech                     Director           Since      President, Dealer Operating      4                 N/A
2120 Wilshire Blvd.                                     1991          Control Service, Inc.
Santa Monica, CA 90403
Age: 49

Carol L. Colman                      Director           Since          Consultant, Coleman          7                 N/A
Colman Consulting Co., Inc.                             1992               Consulting
278 Hawley Road
North Salem, NY 10560
Age: 56

William R. Dill                      Director           Since                Retired                4                 N/A
25 Birch Lane                                           1985
Cumberland Foreside, ME 04110
Age: 71

Clifford M. Kirtland, Jr.            Director           Since                Retired                4                 N/A
9 Parkway Square                                        1987
4200 Northside Parkway
Atlanta, GA 30327
Age: 78

Louis P. Mattis                      Director           Since      Principal, Mattis & Co. LLP      3         Director of Epgenix
446 Oak Ridge Rd.                                       1986
Snowmass Village, CO 81615
Age: 60

Thomas F. Schlafly                   Director           Since        Of Counsel to Blackwell        3                 N/A
720 Olive Street                                        1986        Sanders Peper Martin LLP;
St. Louis, MO 63101                                                President, The Saint Louis
Age: 53                                                                   Brewery, Inc.

INTERESTED DIRECTORS

Heath B. McLendon                    Director/          Since         Managing Director of         74             SBFM; TIA;
Salomon Smith Barney Inc.            Chairman           1998        Salomon Smith Barney Inc.                    The Travelers
125 Broad Street, 9th Floor       Also serves as                 ("SSB"); President and Director             Investment Management
New York, NY 10004                   President                   of Smith Barney Fund Management             Company; Trustee-Drew
Age: 68                                                            LLC ("SBFM") and Travelers                University; Advisory
                                                                Investment Adviser, Inc. ("TIA")              Director - M&T Bank

-----------------
*Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

----------------------------------------------------------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                                                                   23

                                                                                                NUMBER OF
                                                                            PRINCIPAL     INVESTMENT COMPANIES
                                    POSITION(S)    TERM OF OFFICE         OCCUPATION(S)      IN FUND COMPLEX         OTHER
                                     HELD WITH      AND LENGTH OF          DURING PAST    OVERSEEN BY DIRECTOR   DIRECTORSHIPS
NAME, ADDRESS AND AGE                  FUND          TIME SERVED             5 YEARS      (INCLUDING THE FUND) HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------

OFFICERS

Lewis E. Daidone                  Executive Vice        Since       Managing Director of SSB;      N/A                N/A
Salomon Smith Barney Inc.            President          1998     Chief Financial Officer of the
125 Broad Street, 11th Floor       and Treasurer                   Smith Barney Mutual Funds;
New York, NY 10004                                                  Director and Senior Vice
Age: 44                                                             President of SBFM and TIA

Michael A. Kagan                  Executive Vice        Since       Managing Director of SBAM      N/A                N/A
Salomon Brothers Asset               President          2001
Management Inc. ("SBAM")
388 Greenwich Street
New York, NY 10013

Christina T. Sydor                   Secretary          Since       Managing Director of SSB;      N/A                N/A
Salomon Smith Barney Inc.                               1998           General Counsel and
300 First Stamford Place                                            Secretary of SBFM and TIA
Stamford, CT 06902
Age: 51

Anthony Pace                        Controller          Since            Director of SSB           N/A                N/A
Salomon Smith Barney Inc.                               1998
125 Broad Street, 11th Floor
New York, NY 10004
Age: 36


----------------------------------------------------------------------------------------------------------------------------------
24                                                                                              2001 Annual Report to Shareholders

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited)

SALOMON BROTHERS FUND: HELPING INVESTORS GROW THEIR WEALTH SINCE 1929

You've already harnessed the wealth-building power of The Salomon Brothers Fund Inc ("SBF"). Now harness two more wealth-building strategies: the power of compounding through the Dividend Reinvestment Plan and the convenience of the Cash Payment Plan - available only to investors of The Salomon Brothers Fund. We've included brief descriptions of these two Plans, and a section on the most frequently asked questions.

DIVIDEND REINVESTMENT PLAN (DR PLAN)

Money from dividends and distributions can lie idle for months at a time, and making smaller investments in the stock market can be expensive and difficult. With the DR Plan, dividends and distributions from the Salomon Brothers Fund are promptly invested for you in additional shares of SBF. All paper work is done for you automatically by the Agent for the DR Plan, and you will receive statements from the Agent to keep in your personal records.

The DR Plan is flexible, and offers investors three different reinvestment options. Depending on which option you choose, you may automatically reinvest:

      1. All dividends and capital gains (long-term and short-term) in additional shares of SBF

      2. All capital gains (long-term and short-term) in additional shares of SBF and receive dividends in cash

      3. All dividends in additional shares of SBF and receive capital gains (long-term and short-term) in cash.

To make it easy for you to sign up for the DR Plan or to change your option if you already participate in the Plan, we've included an easy and convenient mail-in form in the back of this report. Remember to indicate which option you are selecting; otherwise the Agent will consider you to have chosen option (1) and reinvest all dividends and capital gains (long-term and short-term) in additional shares of SBF.

CASH PAYMENT PLAN: BUYING ADDITIONAL SHARES DIRECTLY FROM / THROUGH SBF

The Cash Payment Plan allows investors in The Salomon Brothers Fund to purchase additional shares of SBF conveniently and inexpensively, without committing large dollar amounts or paying big brokerage commissions. You can make additional investments for as little as $25.00 on either a regular basis or when you have extra money to invest. You also can vary the amount you invest each time, as long as it is at least $25.00, and there is no maximum limit to the amount you can invest under the Cash Payment Plan.

The Agent will purchase additional shares of SBF for your account on the next "Investment Date" following receipt of your optional cash payment. Each Friday is considered an "Investment Date," or the closest business day prior to it if Friday is a holiday. Shares purchased under the Cash Payment Plan are held by the Agent as uncertificated shares, unless separate specific instructions to issue certificates are received. Only whole shares can be issued as certificates, fractional shares cannot be issued in certificate form. Dividends and distributions on those shares held by the Agent will be automatically reinvested.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 25

CERTIFICATE OF DEPOSIT

If you wish, you may also deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine these shares with shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

COST TO YOU

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent purchases shares of SBF on the open market, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commissions on smaller or odd lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open market purchases. Of course, dividends and distributions remain taxable even if they are automatically reinvested.

To help you learn more about the DR Plan and Cash Payment Plan, we are including the answers to some of the most frequently asked questions about these plans.

WHO CAN PARTICIPATE IN THESE PLANS?

As a shareholder of Salomon Brothers Fund, you can participate in both the DR Plan and the Cash Payment Plan.

HOW DOES THE DIVIDEND REINVESTMENT PLAN WORK?

If you are a participant in the Plan, you will receive either newly issued shares or shares that are purchased on the New York Stock Exchange in the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in terms and conditions of the DR Plan.

The number of common stock shares you receive is determined in the following way: If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share at the time of valuation, you will be issued shares for the equivalent of either the most recently determined NAV per share or 95% of the market price, whichever is greater. If, on valuation date, the NAV per share is greater than the market price per share, shares will be purchased in the open market at market price per share.

However, if the dividend or distribution is not large enough to buy a full share, the Agent will credit your account with a fractional share, which will be computed four decimal places. These fractional shares will earn dividends and distributions for you just the way that full shares do.

HOW DO I ENROLL IN THE DIVIDEND REINVESTMENT PLAN?

If you hold your certificates yourself, you probably are already enrolled in the Dividend Reinvestment Plan. Reinvestment begins with the first dividend after you purchase your shares. However, if your shares are held in

--------------------------------------------------------------------------------
26                                            2001 Annual Report to Shareholders
the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the Dividend Reinvestment Plan. If your broker or nominee does not provide the automatic reinvestment service, you may need to take your shares out of "street name" and register them in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

CAN I WITHDRAW FROM THE DIVIDEND REINVESTMENT PLAN OR CHANGE MY REINVESTMENT OPTION?

Yes. You can withdraw from the Dividend Reinvestment Plan or change your reinvestment option by calling the Agent at this toll-free telephone number:
1-800-432-8224.

If you withdraw from the Dividend Reinvestment Plan and then wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address given below. You can also re-enroll by calling the toll-free number for the Agent. Your participation in the Plan will begin with the next dividend or distribution payable after the Agent receives your authorization, as long as it is received before the record date for the dividend or distribution. If your authorization arrives after the record date, your participation will begin with the following dividend or distribution.

      The Bank of New York
      Investor Relations Department
      P.O. Box 11002
      New York, NY 10286-1002
      Tel: 1-800-432-8224

IMPORTANT NOTES TO THIS SECTION:

The Fund and the Agent may amend or terminate the Dividend Reinvestment Plan and Cash Payment Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

The Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for the trading activity relating to the Dividend Reinvestment Plan and Cash Payment Plan on behalf of the participants. BNY Brokerage Inc. receives a commission in connection with these transactions. Remember your detailed account statement will include a tear-off portion that you should utilize for all transaction processing.

If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the DR Plan. If the broker or nominee does not provide an automatic reinvestment service, it may be necessay for you to have shares taken out of the "street name" and registered in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.


--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 27

HOW ARE SHARES PURCHASED FOR THE CASH PAYMENT PLAN?

All cash payment shares will be purchased on the open market at the prevailing market price and in accordance with the Terms and Conditions of Authorization for Amended and Reinvested Dividend Reinvestment and Cash Payment Plans (Terms and Conditions).

WHO IS THE "AGENT" AND WHAT ARE ITS RESPONSIBILITIES?

The Bank of New York acts as the Agent for the Salomon Brothers Fund. The Agent is responsible for doing the paperwork for shareholders, including providing account statements. The Agent also is responsible for forwarding proxy material to you, including a proxy form and return envelope, covering all shares owned by a participant to be voted and returned to the Fund or its proxy agent.

The Agent will hold the shares it has purchased for your account unless you request otherwise. This convenient feature provides added protection against loss, theft or accidental destruction of certificates. If you request it, the Agent will issue certificates for full shares held in your account. However, if a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

You may also ask the Agent to hold all of your shares of the Salomon Brothers Fund. The Agent will combine these shares with shares acquired through the Dividend Reinvestment Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled and replaced with a book-entry in the Agent's records.

IS THERE ANY TAX ADVANTAGE TO PARTICIPATE IN THE DIVIDEND REINVESTMENT PLAN?

No. Even if you do not receive cash when you participate in the Dividend Reinvestment Plan, you will be taxed on an amount equal to cash received by the agent on your behalf pursuant to the DR Plan. If you have any further questions about the tax implications of the Plan, you should consult your tax adviser.


--------------------------------------------------------------------------------
28                                            2001 Annual Report to Shareholders

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend Reinvestment and Cash Payment Plans

1. (a) The Bank of New York (the "Agent") will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the "DR Plan") of Salomon Brothers Fund Inc (the "Corporation").

   (b) Participants in the DRPlan will have three options, as follows: (i) a participant may have all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") automatically reinvested; (ii) a participant may have all dividends paid in cash and all distributions automatically reinvested; or (iii) a participant may have all dividends automatically reinvested and all distributions paid in cash. Participants will be deemed to have elected option (i) unless notification is received by the Agent that the participant elects option (ii) or option (iii). Participants may change elections by notifying the Agent and a change in election will be effective with respect to a dividend or distribution if the Agent is contacted prior to the record date; otherwise it will be effective with the following dividend or distribution.

   (c) Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions which are to be reinvested on behalf of a participant in the manner set forth below.

2. (a) If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a "market premium"), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a "market discount"), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" shall mean the average of the highest and lowest prices at which the Corporation's stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

   (b) Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend date" next succeeding the dividend or distribution payment date.

   (c) If (i) the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or (ii) a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph (b) above or (y) in the case of (ii) above at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

   (d) In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date. The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.

   3. Under the Cash Payment Plan (together with the DR Plan, the "Plans"), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The "Investment Date" will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan. The Agent reserves the right to sell additional shares from the participant's account to satisfy any returned checks.

   4. In making cash purchases for the participant's account, the Agent will combine the participant's funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be.

       It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions,

--------------------------------------------------------------------------------

                          THE SALOMON BROTHERS FUND INC

                  AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
                      REINVESTMENT PLAN FOR SHAREOWNERS OF
                          THE SALOMON BROTHERS FUND INC

                                  COMMON SHARES

     I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all net investment income dividends and capital gain distributions (short-term and long-term) payable to me on the Common Shares that are now or may hereafter be registered in my name.

     I authorize the Agent to apply all such dividends and distributions in the following manner, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     [ ] (1) All net investment income dividends and capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

     [ ] (2) All net investment income dividends payable to me shall be paid in cash and all capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

     [ ] (3) All net investment income dividends payable to me shall be reinvested and all capital gain distributions (short-term and long-term) shall be paid in cash

     (Choose one of the above.)

     I understand that if I do not choose one of the above, I will be deemed to have chosen option (1).

     I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     In addition, please invest the enclosed optional cash payment in the amount of $____________ as directed by the terms and conditions of the Plan.

                 (Please sign on the reverse side of this card.)

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 29

       (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant's account.

       The Agent will confirm the purchases so made as soon as practicable after the purchases are made.

   5. No certificate with respect to reinvested dividends and diIstributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.

   6. Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of brokerage commissions paid on open market purchases.

   7. It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.

8. (a) The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.

   (b) A participant may terminate his or her account under the DR Plan or change his or her election pursuant to paragraph 1(b), at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.

   (c) In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately following such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant's account and no purchase of shares shall be made for the participant's account. The participant's shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant's legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant's full and fractional shares as soon as practicable following termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes.

       If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant's DR Plan account until otherwise notified by the participant.

   9. The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.

   10. The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to
       Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant's account and the times such purchases or sales are made.

   11. The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.

   12. These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the participant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant's account. Any such amendment may include the appointment by the Agent in its place and stead a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation's capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.

   13. You may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account by providing the Bank with a written request in accordance with the terms and conditions of the Plan. All participants in the current account must sign the request and their signatures must be guaranteed by a bank, broker or financial institution that is a member of a signature Guarantee Medallion Program. The new participant account will automatically be coded for full dividend reinvestment unless otherwise instructed.

   14. The Terms and Conditions of this authorization shall be governed by the laws of the State of New York.

Any inquiries regarding the Plans should be directed to the Agent at:

                           THE BANK OF NEW YORK
                           Investor Relations Department
                           P.O. Box 11002
                           New York, New York 10286-1002
                           1-800-432-8224



     If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:

                              THE BANK OF NEW YORK

                                      P.O. Box 1958
                                      Newark, NJ 07101-9774
                                      Att: Dividend Reinvestment Department

                                      DATED:_____________________, 20____


                          PLEASE SIGN, DATE AND RETURN
                           USING THE ENCLOSED ENVELOPE


                                      -------------------------------------
                                      Signature

                                      -------------------------------------
                                      Signature (if held jointly)

               Please sign exactly as your name(s) appear hereon.

                               THIS IS NOT A PROXY




--------------------------------------------------------------------------------
30                                            2001 Annual Report to Shareholders

Board of Directors

Andrew L. Breech

Carol L. Colman

William R. Dill

Heath B. McLendon, Chairman and President

Clifford M. Kirtland, Jr.

Louis P. Mattis

Thomas F. Schlafly

Charles F. Barber, Emeritus



Additional Information (unaudited)

This report is transmitted to the shareholders of The Salomon Brothers Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.


--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 31

Officers

Heath B. McLendon                        Chairman and President

Lewis E. Daidone                         Executive Vice President and Treasurer

Michael A. Kagan                         Executive Vice President

Mark McAllister                          Executive Vice President

Anthony Pace                             Controller

Christina T. Sydor                       Secretary

Janet S. Tolchin                         Assistant Treasurer

Robert A. Vegliante                      Assistant Secretary



Service Providers

Salomon Brothers Asset Management Inc    Investment Manager
388 Greenwich Street
New York, New York 10013

The Bank of New York                     Transfer and Dividend Disbursing Agent
101 Barclay Street
New York, New York 10007

State Street Bank and Trust Company      Custodian
225 Franklin Street
Boston, Massachusetts 02110

Simpson Thacher & Bartlett               Legal Counsel
425 Lexington Avenue
New York, New York 10017

PricewaterhouseCoopers LLP               Independent Accountants
1177 Avenue of the Americas
New York, New York 10036



--------------------------------------------------------------------------------
32                                            2001 Annual Report to Shareholders

-------------------------------------------
          Salomon Brothers
          --------------------------------------------
                                      Asset Management

388 GREENWICH STREET
NEW YORK, NEW YORK 10013

1-800-SALOMON
WWW.SBAM.COM

SBFANN 12/01

                                                    SBF
                                                    Listed
                                                    NYSE
                                                    THE NEW YORK STOCK EXCHANGE